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                                                            EXHIBIT 23.1.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our reports dated February 7, 1997 and December 16, 1996 (and to all references to our Firm) included in or made part of this Registration Statement on Form S-1.

                                          /s/ Arthur Andersen LLP

Chicago, Illinois

March 19, 1997